                                                                    Exhibit 13.2


CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES.OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted by section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Lihir Gold Limited (the "company") hereby certifies that:

      (i) The accompanying annual report on Form 20-F of the company for the annual period ended December 31, 2005 (the "report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (ii) The information contained in the report fairly represents, in all material respects, the financial condition and results of operations of the company.

A signed original of this statement has been provided to the Company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.

By: Paul Fulton

/s/ Paul Fulton
------------------------
Chief Financial Officer
Date: June 29, 2006

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the report or as a separate disclosure document.